UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

ORION GROUP HOLDINGS, INC.
*f/k/a Orion Marine Group, Inc.*
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12000 Aerospace Suite 300
Houston, Texas 77034
(Address of principal executive offices)

(713) 852-6500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Changes in Registrant's Certifying Accountant

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBITS INDEX

Item 4.01    Changes in Registrant's Certifying Accountant

(a) Dismissal of independent registered public accounting firm.
The Audit Committee (the “Committee”) of the Board of Directors of Orion Group Holdings, Inc. (f/k/a Orion Marine Group, Inc.) (the “Company”) recently completed a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The Committee invited several independent registered public accounting firms to participate in this process, including Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015. Grant Thornton has served in the capacity of the Company's independent registered public accounting firm since 2005. On May 19, 2016, with the approval of the Committee, the Company notified Grant Thornton of its dismissal as the Company's independent registered public accounting firm.
The reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2015 and 2014, and through May 19, 2016, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the matter in their report. There were no "reportable events" (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended December 31, 2015 and 2014 and the interim period through May 19, 2016.
The Company provided Grant Thornton with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission ("SEC") and requested that Grant Thornton furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in Item 4.01(a). A copy of Grant Thornton’s letter, dated May 25, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of new independent registered public accounting firm.
On May 19, 2016, the Committee recommended the appointment of Ernst & Young, LLP ("EY") as the Company’s new independent registered public accounting firm commencing with the quarter ending June 30, 2016 and for the fiscal year ending December 31, 2016, subject to completion of its standard client acceptance procedures.
In connection with the Company's appointment of EY as the Company's independent registered public accounting firm, the Company has not consulted with EY on any matter relating to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01    Financial Statements and Exhibits

Exhibit:

16.1    Letter to Securities and Exchange Commission from Grant Thornton LLP dated May 25, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Group Holdings, Inc.
Dated: May 25, 2016	By:	/s/ Christopher J. DeAlmeida
Vice President & Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from Grant Thornton LLP dated May 25, 2016.